SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Apr. 30, 2013	Oct. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]
12.	SUBSEQUENT EVENTS

In May 2013, Robert C. Sims ceased to serve as President and Chief Executive Officer of Crossroads Systems, Inc. and tendered his resignation as a director of the Company. As a result of Mr. Sims’ departure, the Board of Directors of the Company appointed Richard K. Coleman, Jr., a director of the Company, to serve as the Company’s President and Chief Executive Officer, on an interim basis, until the selection process for a permanent President and Chief Executive Officer of the Company can be completed.

The full ratchet anti-dilution provisions in the Company's convertible preferred stock and warrants issued in its March 2013 private placement were not in effect until stockholder approval was obtained. As such, prior to the receipt of shareholder approval the preferred stock and warrants were accounted for as if such provisions were not in place. The full ratchet provisions were approved by our stockholders at our 2013 annual meeting on June 21, 2013. As a result, the warrants will be reclassified as a derivative liability and recorded at fair value for the quarter ended July 30, 2013. As a result of the preferred stock becoming potentially convertible into more shares of common stock than currently authorized as a result of the potential operation of the full ratchet anti-dilution provision, the preferred stock will be reclassified outside of permanent stockholders' equity. As a result of the contingently adjustable number of shares there may be additional beneficial conversion features. Upon the expiration of the full ratchet anti-dilution provisions on the one-year anniversary of the March 2013 private placement, we expect the preferred stock and warrants to be reclassified back to permanent stockholders' equity.

16. SUBSEQUENT EVENT

The Company filed a lawsuit in November 2012 against Addonics, Inc. in a lawsuit Crossroads Systems, Inc. v. Addonics Technologies, Inc.; Civil Action No. 1:12-CV-1090-SS  (W.D. Tex – Austin Division) alleging infringement by the defendants of U.S. Patent Nos. 6,425,035 and 7,934,041.    The defendant has been served with the complaint and is required to answer the complaint on or before February 8, 2013.

On January 24, 2013 the Company amended and restated its loan and security agreement.  The Company’s Line of Credit and the Company’s Term Loan, referred to in Note 9, were combined under one agreement.  Under the agreement, during any time during which the Company’s net cash is greater than $2 million, referred to as a “Streamline Period,” the bank will make advances, under the line of credit, not exceeding the lesser of $4 million or the amount available under the borrowing base minus the outstanding principal balance of any advances.  Outstanding advances accrue interest during any Streamline Period at a per annum rate equal to the prime rate determined under the agreement plus 0.25%, and during any Non-Streamline Period, a per annum rate equal to the prime rate plus 2.95%.  In addition, financed receivables under the agreement are subject to additional finance charges equal to the applicable rate of interest for each day it is outstanding multiplied by the outstanding gross face amount of the financed receivable.  The agreement will terminate and all obligations with respect to advances outstanding under the agreement will be due and payable in full on December 26, 2013.